Morgan Stanley Dean Witter Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001
                                 Two World Trade Center New York, New York 10048

Dear Shareholder:
The U.S. economy shifted from an extended growth cycle to a pronounced slowdown during the Funds fiscal year ended May 31, 2001. This change in economic conditions and the Federal Reserve Board's aggressive easing, created a favorable environment for the fixed-income markets.

By the third quarter of 2000, the U.S. economy began to show signs of a slowdown as retail sales flattened, capital spending stalled and unemployment edged upward. The stock market became more volatile and the value of many equities declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. The change in market psychology was reinforced last December when comments by Federal Reserve Board Chairman Alan Greenspan indicated that the central bank was ready to switch to a bias toward easing rates if the economy continued to show weakness. These comments sparked a strong year-end rally in the fixed-income markets that lowered interest rates across the yield curve. Between January and May 2001, the Fed followed through by lowering the federal funds rate, in five 50-basis-point moves, from 6.50 to 4.00 percent. Subsequent to the end of the reporting period, or June 27, 2001, the Federal Reserve Board lowered rates an additional 25 basis points.

Municipal Market Conditions
Municipal yields reacted positively to slower economic growth and the shift in Fed policy. The yield of the long-term insured municipal bond index declined 50 basis points from 5.90 percent to 5.40 percent during the fiscal year. Short-term rates declined more rapidly and the yield curve steepened. The yield pickup for extending tax-exempt maturities from one to 30 years increased from 135 to 250 basis points. The most significant change in relative value occurred in California issues. That state's electric crisis adversely affected the relative value of California municipal bonds. Yields on California general obligation bonds had been substantially lower than general market levels but are presently at or above comparable national yields.

Historically, the ratios of municipal yields as a percentage of Treasury yields have been used to track the relationship between the two markets. The ratio of 30-year insured municipals to Treasuries declined from 98 percent to 94 percent during the fiscal year. A declining ratio means municipals have outperformed Treasuries. Between 1998 and 2000, the ratio has ranged between 86 and 100 percent.

Lower interest rates have led to a resurgence in new-issue supply. During the first five months of 2001, new-issue volume increased 40 percent, to $103 billion. Refunding issues, the most

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

[30-YEAR BOND YIELD CHART]

                        30-YEAR BOND YIELDS 1995 - 2001

           Insured                       U.S.                    Insured Municipal Yields/
       Municipal Yields            Treasury Yields              U.S. Treasury Yields (Ratio)
1995        6.40%                        7.70%                              83.12%
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93
            5.27                         5.46                               96.52
2001        5.30                         5.50                               96.36
            5.27                         5.31                               99.25
            5.26                         5.44                               96.69
            5.45                         5.79                               94.13
            5.40                         5.75                               93.91%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

interest-rate sensitive category of underwriting surged by 300 percent. For all of calendar year 2000 total new-issue volume was $200 billion.

Performance
During the 12-month period ended May 31, 2001, the net asset value (NAV) of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (OIA) increased from $7.79 to $8.03 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.59 per share, the Fund's total NAV return was
10.45 percent. OIA's value on the New York Stock Exchange (NYSE) increased from $8.25 to $8.53 per share during this period. OIA's total market return, which includes the reinvestment of tax-free dividends, was 10.78 percent. As of May 31, 2001, OIA's share price was at a 6.23 percent premium to its NAV.

Monthly dividends for the third quarter of 2001, declared in June, were unchanged at $0.0475 per share. The Fund's level of undistributed net investment income was $0.100 per share on May 31, 2001, versus $0.135 per share a year ago.

Portfolio Structure
The Fund's net assets of $168 million were diversified among 12 long-term sectors and 65 credits. At the end of May, the portfolio's average maturity and call protection were 18 years

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - MAY 31, 2001, continued

and 7 years, respectively. Average duration, a measure of sensitivity to interest-rate changes, was 7.9 years. Generally, bonds with longer durations have greater volatility. Nonrated securities comprised more than half of OIA's assets. Two bonds, representing less than 1 percent of net assets, were not accruing interest. In addition, two issues, representing 3 percent of net assets, were accruing income but may have difficulty with future debt service payments. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentrations. Optional call (redemption) provisions by year with their respective cost (book) yields are also shown.

Looking Ahead
The slower pace of economic growth and the Federal Reserve Board's shift in monetary policy have created a favorable backdrop for fixed-income investments. We believe that the relative attractiveness of tax-free bonds versus Treasuries continues to offer good long-term value to municipal investors. The Fund's investment strategy is focused on maintaining high-grade credit quality, emphasizing essential service sectors and improving call protection.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended May 31, 2001, the Fund purchased and retired 95,400 shares of common stock at a weighted average market discount of
6.24 percent.

In conclusion, we would like to take this opportunity to notify shareholders that in July, Wayne Godlin, an Executive Director of the Investment Manager, joined the Fund's management team. Current members of the team include James Willison and Julie Morrone.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF MAY 31, 2001
(% OF NET ASSETS)

IDR/PCR*                                    18%
MORTGAGE                                    18%
NURSING & HEALTH                            13%
HOSPITAL                                    11%
RECREATIONAL                                 8%
TAX ALLOCATION                               7%
RETIREMENT & LIFE CARE                       7%
TRANSPORTATION                               6%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF MAY 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa OR AAA                   4%
Aa OR AA                    11%
A OR A                       5%
Baa OR BBB                  18%
Ba OR BB                     8%
NR                          54%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)

                                                              ------------------
[DISTRIBUTION BAR GRAPH]                                       WEIGHTED AVERAGE
                                                              MATURITY: 18 YEARS
                                                              ------------------

UNDER 1 YEAR                                                   3.7%
1-5 YEARS                                                      0.7%
5-10 YEARS                                                    12.3%
10-20 YEARS                                                   40.3%
20-30 YEARS                                                   39.5%
30+ YEARS                                                      3.9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                                 MAY 31, 2001

                                                        ------------------------
[BOOK YIELD BAR GRAPH]                                      WEIGHTED AVERAGE
                                                        CALL PROTECTION: 8 YEARS
                                                        ------------------------

                                PERCENT CALLABLE

YEARS BONDS
 CALLABLE
-----------
2001                                        11%
2002                                         2%
2003                                         3%
2004                                         6%
2005                                         9%
2006                                         6%
2007                                         3%
2008                                        14%
2009                                        12%
2010                                        10%
2011+                                       24%

                                                               -----------------
                                                                Weighted Average
                                                               Book Yield: 7.55%
                                                               -----------------

                              COST (BOOK) YIELD*

2001                             9.7%
2002                             6.5%
2003                             7.8%
2004                             9.6%
2005                             6.8%
2006                             7.3%
2007                             5.9%
2008                             6.4%
2009                             6.4%
2010                             7.1%
2011+                            8.1%

* Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund is earning a book yield of 9.7% on 11% of the long-term portfolio that is callable in 2001.

Portfolio structure is subject to change.

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On December 14, 2000, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) Election of Trustees:

Wayne E. Hedien
For.........................................................  16,408,000
Withheld....................................................     316,745

James F. Higgins
For.........................................................  16,406,433
Withheld....................................................     318,312

Dr. Manuel H. Johnson
For.........................................................  16,415,457
Withheld....................................................     309,288

John L. Schroeder
For.........................................................  16,401,363
Withheld....................................................     323,382

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(2) Ratification of the selection of Deloitte & Touche LLP as Independent
Auditors:

For.........................................................  16,501,284
Against.....................................................      56,491
Abstain.....................................................     166,970

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (96.7%)
            Educational Facilities Revenue (2.1%)
$  1,600    ABAG Finance Authority for Nonprofit Corporations,
              California, National Center for International Schools
              COPs...................................................   7.50%   05/01/11   $  1,732,528
   1,000    Massachusetts Health & Educational Facilities Authority,
              The Learning Center for Deaf Children Ser C............   6.125   07/01/29        851,050
   1,000    New Jersey Educational Facilities Authority, Fairleigh
              Dickinson University 1998 Ser G........................   5.70    07/01/28        908,280
--------                                                                                   ------------
   3,600                                                                                      3,491,858
--------                                                                                   ------------

            Hospital Revenue (11.3%)
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
              Impr & Refg Ser 1999 B.................................   5.625   09/01/28      1,837,160
   1,000    Illinois Health Facilities Authority, Riverside Health
              Ser 2000...............................................   6.85    11/15/29      1,056,260
   2,000    Kentucky Economic Development Finance Authority,
              Appalachian Regional Healthcare Inc Refg & Impr Ser
              1997...................................................   5.875   10/01/22      1,430,440
   2,000    Maryland Health & Higher Educational Facilities
              Authority, University of Maryland Medical Ser 2000.....   6.75    07/01/30      2,118,340
            Massachusetts Health & Educational Facilities Authority,
   2,000      Dana Farber Cancer Institute Ser G-1...................   6.25    12/01/14      2,073,320
   3,000      Dana Farber Cancer Institute Ser G-1...................   6.25    12/01/22      3,088,590
   3,000    Henderson, Nevada, Catholic Health West 1998 Ser A.......   5.375   07/01/26      2,510,610
   1,500    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A...   6.00    05/01/28      1,166,235
   2,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994....................   7.25    07/01/27      1,857,060
   2,000    Jefferson County Health Facilities Development
              Corporation, Texas, Baptist Health Care Ser 1991.......   8.875   06/01/21      1,908,680
--------                                                                                   ------------
  20,500                                                                                     19,046,695
--------                                                                                   ------------

            Industrial Development/Pollution Control Revenue (18.2%)
     460    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser
              1991 (AMT)++...........................................  10.125   09/01/11        459,623
            Chicago, Illinois,
   2,350      Chicago O'Hare Int'l Airport/United Airlines Inc Ser
                1999 A...............................................   5.35    09/01/16      2,049,553
   2,000      Chicago O'Hare Int'l Airport/United Airlines Inc Refg
                Ser 2001 C...........................................   6.30    05/01/16      2,009,480
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT).........   6.00    06/01/27      1,483,320
   1,152    Michigan Strategic Fund, Kasle Steel Corp Ser 1989
              (AMT)..................................................   9.375   10/01/06      1,154,197
   2,000    New Jersey Economic Development Authority, Continental
              Airlines Inc Ser 2000 (AMT)............................   7.00    11/15/30      2,032,480
   1,500    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A.....   5.625   02/01/18      1,357,560
     750    Zanesville-Muskingum County Port Authority, Ohio, Anchor
              Glass Container Corp Ser 1989 B (AMT)..................  10.25    12/01/08        755,535


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001, continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------
$  2,000    Beaver County Industrial Development Authority,
              Pennsylvania, Toledo Edison Co Collateralized Ser 1995
              B......................................................   7.75%   05/01/20   $  2,148,960
   4,000    Carbon County Industrial Development Authority,
              Pennsylvania Panther Creek Partners Refg 2000 Ser
              (AMT)**................................................   6.65    05/01/10      4,090,000
            Lexington County, South Carolina,
     965      Ellett Brothers Inc Refg Ser 1988......................   7.50    09/01/02        960,416
   4,250      Ellett Brothers Inc Refg Ser 1988......................   7.50    09/01/08      4,151,953
            Pittsylvania County Industrial Development Authority,
              Virginia,
   4,500      Multi-Trade of Pittsylvania County Ser 1994 A (AMT)....   7.45    01/01/09      4,380,659
   1,500      Multi-Trade of Pittsylvania County Ser 1994 A (AMT)....   7.50    01/01/14      1,433,055
   2,000    Upshur County, West Virginia, TJ International Inc Ser
              1995 (AMT).............................................   7.00    07/15/25      2,104,680
--------                                                                                   ------------
  30,927                                                                                     30,571,471
--------                                                                                   ------------
            Mortgage Revenue - Multi-Family (6.5%)
            Washington County Housing & Redevelopment Authority, Minnesota,
   3,885      Courtly Park Ser 1989 A................................   9.75    06/15/19      3,128,124
   1,165      Courtly Park Ser 1989 A (AMT)..........................  10.25    06/15/19        937,767
  24,080      Courtly Park Ser 1989 B................................   0.00    06/15/19        354,457
   8,678      Courtly Park Ser 1989 B (AMT)..........................   0.00    06/15/19        127,738
            White Bear Lake, Minnesota,
   3,715      White Bear Woods Apts Phase II Refg 1989 Ser A.........   9.75    06/15/19      3,356,317
  20,113      White Bear Woods Apts Phase II Refg 1989 Ser B.........   0.00    06/15/19        296,058
   3,000    Brookhaven Industrial Development Agency, New York,
              Woodcrest Estates Ser 1998 A (AMT).....................   6.375   12/01/37      2,785,320
--------                                                                                   ------------
  64,636                                                                                     10,985,781
--------                                                                                   ------------

            Mortgage Revenue - Single Family (11.1%)
            Colorado Housing & Finance Authority,
   1,575      1996 Ser B (AMT).......................................   7.65    11/01/26      1,707,836
   3,000      Ser 1998 D-2 (AMT).....................................   6.35    11/01/29      3,209,970
      15    Broward County Housing Finance Authority, Florida, Home
              Ser 1989 A.............................................  10.00    10/01/03         15,023
  44,745    New Hampshire Housing Finance Authority, Residential 1983
              Ser....................................................   0.00    01/01/15     11,420,713
   2,260    Virginia Housing Development Authority, 1992 Ser A.......   7.10    01/01/22      2,321,743
--------                                                                                   ------------
  51,595                                                                                     18,675,285
--------                                                                                   ------------
            Nursing & Health Related Facilities Revenue (13.0%)
            Escambia County, Florida,
   7,305      Pensacola Care Development Centers Ser 1989............  10.25    07/01/11      7,383,237
   1,670      Pensacola Care Development Centers Ser 1989 A..........  10.25    07/01/11      1,687,886
   1,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999......   6.75    04/01/34        885,200
   2,000    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996..............................   9.25    07/01/25      2,381,340
   2,375    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser
              1990...................................................  10.25    01/01/20      2,118,856


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001, continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------
$  1,400    Westside Habilitation Center, Louisiana, Intermediate
              Care Facility for the Mentally Retarded Refg Ser
              1993...................................................   8.375%  10/01/13   $  1,469,370
   1,975    Massachusetts Development Finance Agency, New England
              Center for Children Ser 1998...........................   5.875   11/01/18      1,654,695
   1,040    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999....................   6.00    06/01/09      1,005,066
            Kirbyville Health Facilities Development Authority,
              Texas,
   3,819      Heartway III Corp Ser 1998 A...........................  10.00    03/20/18      3,214,918
     642      Heartway III Corp Ser 1998 B (a).......................   6.00    03/20/04         64,200
--------                                                                                   ------------
  23,226                                                                                     21,864,768
--------                                                                                   ------------
            Recreational Facilities Revenue (8.0%)
   2,000    West Jefferson Amusement & Public Park Authority,
              Alabama, VisionLand Ser 1999 (a).......................   6.375   02/01/29        940,000
   2,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A................................   6.25    01/01/30      1,979,880
   2,000    San Diego County, California, San Diego Natural History
              Museum COPs............................................   5.70    02/01/28      1,952,180
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010      Special 1996 Ser A (b).................................   6.40    09/01/11      1,075,579
   1,000      Special 1997 Ser B (b).................................   5.75    09/01/27        956,880
   2,500    American National Fish & Wildlife Museum District,
              Missouri, Ser 1999.....................................   7.00    09/01/19      2,468,725
   2,000    St Louis Industrial Development Authority, Missouri, St
              Louis Convention Center Headquarters Hotel Ser 2000
              (AMT)..................................................   6.875   12/15/20      2,057,540
   2,000    Austin Convention Enterprises, Texas, Convention Center
              Hotel
              Sr Ser 2000 A (WI).....................................   6.70    01/01/32      1,987,020
--------                                                                                   ------------
  14,510                                                                                     13,417,804
--------                                                                                   ------------
            Retirement & Life Care Facilities Revenue (7.1%)
   1,000    St Johns County Industrial Development Authority,
              Florida, Glenmoor Ser 1999 A...........................   8.00    01/01/30        977,950
   1,500    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A.................................   5.75    07/01/23      1,227,060
            New Jersey Economic Development Authority,
   1,000      Franciscan Oaks Ser 1997...............................   5.70    10/01/17        841,100
   2,000      United Methodist Homes of New Jersey Ser 1998..........   5.125   07/01/25      1,524,700
   2,000    Glen Cove Housing Authority, New York, Mayfair at Glen
              Cove
              Ser 1996 (AMT).........................................   8.25    10/01/26      2,150,020
   3,250    Suffolk County Industrial Development Agency, New York,
              Jefferson's Ferry Ser 1999.............................   7.25    11/01/28      3,372,363
   2,100    Vermont Economic Development Authority, Wake Robin Corp
              Ser 1999 A.............................................   6.75    03/01/29      1,894,431
--------                                                                                   ------------
  12,850                                                                                     11,987,624
--------                                                                                   ------------


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001, continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (7.0%)
$  3,350    Crestwood, Illinois Refg Ser 1994........................   7.25%   12/01/08   $  3,526,880
   2,000    Anne Arundel County, Maryland, National Business Park Ser
              2000...................................................   7.375   07/01/28      2,133,300
   4,000    Fenton, Missouri, Gravois Bluffs Redevelopment Ser 2001 A
              Refg...................................................   7.00    10/01/21      4,065,160
   2,000    Las Vegas District No. 808, Nevada, Summerlin Area Ser
              2001 (WI)..............................................   6.75    06/01/21      2,000,000
--------                                                                                   ------------
  11,350                                                                                     11,725,340
--------                                                                                   ------------
            Transportation Facilities Revenue (6.4%)
   4,000    Foothill/Eastern Transportation Corridor Agency,
              California, Ser 1999...................................   0.00    01/15/27      2,325,720
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
              (MBIA).................................................   0.00    09/01/15      3,544,200
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
              Ser 1993 A (Ambac).....................................   5.85    10/01/13      2,147,620
   1,000    Nevada Department of Business & Industry, Las Vegas
              Monorial 2nd Tier Ser 2000.............................   7.375   01/01/40        993,830
   2,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A...................................   5.50    08/15/28      1,703,400
--------                                                                                   ------------
  16,500                                                                                     10,714,770
--------                                                                                   ------------
            Water & Sewer Revenue (1.9%)
   2,000    Northern Palm Beach County Improvement District, Florida,
              Water Control & Improvement #9A Ser 1996 A.............   7.30    08/01/27      2,130,060
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998
              Ser B (FGIC)...........................................   0.00    09/01/30      1,122,660
--------                                                                                   ------------
   8,000                                                                                      3,252,720
--------                                                                                   ------------

            Refunded (4.1%)
   5,367    Ann Arbor Economic Development Corporation, Michigan,
              Glacier Hills Inc Ser 1989 (ETM).......................   8.375   01/15/19      6,838,631
--------                                                                                   ------------
 263,061    Total Tax-Exempt Municipal Bonds (Cost $173,994,450)........................    162,572,747
--------                                                                                   ------------

            Short-Term Tax-Exempt Municipal Obligations (3.7%)
   3,200    Collier County Health Facilities Authority, Florida,
              Cleveland Clinic Foundation Ser 1999 (Demand
              06/01/01)..............................................   3.15*   01/01/33      3,200,000
   2,300    Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 1994 (Demand 06/01/01)...   3.05*   12/01/25      2,300,000
     700    Washington Health Care Facilities Authority, Virginia
              Mason Medical Center Ser 1997 B (MBIA) (Demand
              06/01/01)..............................................   3.15*   02/15/27        700,000
                                                                                           ------------
--------
   6,200    Total Short-Term Tax-Exempt Municipal Obligations (Cost $6,200,000).........      6,200,000
                                                                                           ------------
--------
$269,261    Total Investments (Cost $180,194,450) (c).........................    100.4%    168,772,747
========

            Liabilities in Excess of Other Assets............................      (0.4)       (710,723)
                                                                                   -----   ------------
            Net Assets.......................................................     100.0%   $168,062,024
                                                                                   =====   ============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - MAY 31, 2001, continued

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of a "when-issued" security.
    ++      Joint exemption in locations shown.
   (a)      Bond in default; non-income producing security.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,296,683 and
            the aggregate gross unrealized depreciation is $15,718,386, resulting in net unrealized depreciation of $11,421,703.

Bond Insurance:
--------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama................     0.6%
Arkansas...............     1.1
California.............     4.8
Colorado...............     5.0
Connecticut............     1.2
District of Columbia...     0.3
Florida................     9.1
Illinois...............     5.1
Iowa...................     2.3
Kentucky...............     2.1
Louisiana..............     0.9
Maryland...............     2.5
Massachusetts..........     5.3
Michigan...............     4.7
Minnesota..............     2.2
Missouri...............     5.1
Nevada.................     3.3
New Hampshire..........     7.5
New Jersey.............     4.3
New York...............     5.5
Ohio...................     3.2
Pennsylvania...........     4.4
South Carolina.........     3.0
Texas..................     5.6
Vermont................     1.1
Virginia...............     6.5
Washington.............     2.7
West Virginia..........     1.3
Joint Exemption*.......    (0.3)
                          -----
Total..................   100.4%
                          =====

---------------------

* Joint exemptions have been included in each geographic location.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 2001

Assets:
Investments in securities, at value
  (cost $180,194,450)...............  $168,772,747
Cash................................        82,414
Receivable for:
    Interest........................     3,384,376
    Investments sold................        51,563
Prepaid expenses and other assets...        14,708
                                      ------------
    Total Assets....................   172,305,808
                                      ------------
Liabilities:
Payable for:
    Investments purchased...........     3,976,160
    Investment advisory fee.........        78,072
    Administration fee..............        46,843
Accrued expenses and other
  payables..........................       142,709
                                      ------------
    Total Liabilities...............     4,243,784
                                      ------------
    Net Assets......................  $168,062,024
                                      ============
Composition of Net Assets:
Paid-in-capital.....................  $198,569,437
Net unrealized depreciation.........   (11,421,703)
Accumulated undistributed net
  investment income.................     2,093,963
Accumulated net realized loss.......   (21,179,673)
                                      ------------
    Net Assets......................  $168,062,024
                                      ============
Net Asset Value Per Share,
  20,932,272 shares outstanding
  (unlimited shares authorized of
  $.01 par value)...................          $8.03
                                      =============

Statement of Operations
For the year ended May 31, 2001

Net Investment Income:
Interest Income......................  $13,189,629
                                       -----------
Expenses
Investment advisory fee..............      837,484
Administration fee...................      502,490
Transfer agent fees and expenses.....       69,495
Professional fees....................       47,077
Registration fees....................       40,116
Shareholder reports and notices......       26,806
Trustees' fees and expenses..........       17,152
Custodian fees.......................        8,320
Other................................        8,916
                                       -----------
    Total Expenses...................    1,557,856
                                       -----------
Less: expense offset.................       (8,306)
                                       -----------
    Net Expenses.....................    1,549,550
                                       -----------
    Net Investment Income............   11,640,079
                                       -----------
Net Realized and Unrealized Gain
(Loss):
Net realized loss....................      (73,185)
Net change in unrealized
  depreciation.......................    5,678,662
                                       -----------
    Net Gain.........................    5,605,477
                                       -----------
Net Increase.........................  $17,245,556
                                       ===========


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED
                                                              MAY 31, 2001   MAY 31, 2000
                                                              ------------   ------------
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 11,640,079   $ 12,053,594
Net realized loss...........................................       (73,185)    (4,642,652)
Net change in unrealized depreciation.......................     5,678,662    (13,157,810)
                                                              ------------   ------------

    Net Increase (Decrease).................................    17,245,556     (5,746,868)

Dividends to shareholders from net investment income........   (12,381,937)   (13,058,564)

Decrease from transactions in shares of beneficial
  interest..................................................      (711,802)      (484,734)
                                                              ------------   ------------

    Net Increase (Decrease).................................     4,151,817    (19,290,166)
Net Assets:
Beginning of period.........................................   163,910,207    183,200,373
                                                              ------------   ------------

    End of Period
    (Including undistributed net investment income of
    $2,093,963 and $2,835,821, respectively)................  $168,062,024   $163,910,207
                                                              ============   ============


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001

1. Organization and Accounting Policies
Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001, continued

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2001 aggregated $30,318,063 and $26,198,490, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $4,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,957. At May 31, 2001, the Fund had an accrued pension liability of $53,594, which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001, continued

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1999.......................................  21,089,872   $210,898    $199,555,075
Treasury shares purchased and retired (weighted average
  discount 4.17%)*..........................................     (62,200)      (622)       (484,112)
                                                              ----------   --------    ------------
Balance, May 31, 2000.......................................  21,027,672    210,276     199,070,963
Treasury shares purchased and retired (weighted average
  discount 6.24%)*..........................................     (95,400)      (954)       (710,848)
                                                              ----------   --------    ------------
Balance, May 31, 2001.......................................  20,932,272   $209,322    $198,360,115
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Federal Income Tax Status
At May 31, 2001, the Fund had a net capital loss carryover of approximately $21,180,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                 AMOUNT IN THOUSANDS
-----------------------------------------------------
        2003             2004    2006   2007    2009
---------------------   ------   ----   ----   ------
       $10,521          $5,243   $700   $87    $4,629
       =======          ======   ====   ===    ======

6. Dividends
The Fund declared the following dividends from net investment income:

     DECLARATION         AMOUNT         RECORD             PAYABLE
        DATE            PER SHARE        DATE                DATE
---------------------   ---------  -----------------  ------------------
 March 27, 2001          $0.0475     June 8, 2001       June 22, 2001
  June 26, 2001          $0.0475     July 6, 2001       July 20, 2001
  June 26, 2001          $0.0475    August 3, 2001     August 17, 2001
  June 26, 2001          $0.0475   September 7, 2001  September 21, 2001

7. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2001, continued

8. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At May 31, 2001, the Fund did not hold positions in residual interest bonds.

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                              FOR THE YEAR ENDED MAY 31*
                                                 ----------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                 --------   --------   --------   --------   --------
Selected Per Share Data:

Net asset value, beginning of the period.......    $ 7.79     $ 8.69     $ 8.80     $ 8.47     $ 8.31
                                                   ------     ------     ------     ------     ------

Income (loss) from investment operations:
  Net investment income........................      0.55       0.57       0.61       0.60       0.63
  Net realized and unrealized gain (loss)......      0.28      (0.85)     (0.13)      0.31       0.16
                                                   ------     ------     ------     ------     ------

Total income (loss) from investment
  operations...................................      0.83      (0.28)      0.48       0.91       0.79
                                                   ------     ------     ------     ------     ------

Less dividends from net investment income......     (0.59)     (0.62)     (0.59)     (0.58)     (0.63)
                                                   ------     ------     ------     ------     ------

Net asset value, end of period.................    $ 8.03     $ 7.79     $ 8.69     $ 8.80     $ 8.47
                                                   ======     ======     ======     ======     ======

Market value, end of period....................    $ 8.53     $ 8.25     $9.438     $8.688     $ 8.75
                                                   ======     ======     ======     ======     ======

Total Return+..................................     10.78%     (5.94)%    15.65%      5.87%      5.82%

Ratios to Average Net Assets:
Expenses.......................................      0.93%      0.93%      0.96%(1)     1.04%     1.08%

Net investment income..........................      6.95%      6.95%      6.89%      6.98%      7.44%

Supplemental Data:
Net assets, end of period, in thousands........  $168,062   $163,910   $183,200   $185,496   $178,600

Portfolio turnover rate........................        16%        13%        16%        20%        19%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
    (1)  Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Opportunities Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Dean Witter Municipal Income Opportunities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund"), including the portfolio of investments, as of May 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and the financial highlights for each of the respective stated periods ended May 31, 2000 were audited by other independent accountants whose report, dated June 30, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 9, 2001
      --------------------------------------------------------------------

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         For the year ended May 31, 2001, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Wayne Godlin
Vice President

Julie C. Morrone
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
Municipal Income
Opportunities Trust

Annual Report
May 31, 2000